                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)       July 1, 1997
                                                  -----------------------------

                              IRT Property Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Georgia                       1-7859                 58-1366611
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)               File Number)       Identification No.)



200 Galleria Parkway, Suite 1400, Atlanta, GA              30339
-------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (770) 955-4406
                                                   ----------------------------



                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

       On April 16, 1997, IRT Property Company (the "Company") acquired a 73,686 square foot neighborhood and community shopping center, Market Place Shopping Center ("Market Place"), in Norcross, Georgia. The acquisition was from a Georgia limited partnership, and Market Place was managed by Peachtree Corners, Inc., related to the selling entity. The total purchase price paid by the Company was $7,069,000 cash, consisting of the initial purchase price of $6,800,000, $250,000 of capital expenditures and approximately $19,000 of acquisition costs. This acquisition was funded from borrowings under the Company's $100 million unsecured revolving term loan (the "Line of Credit"). This acquisition was pursuant to an Agreement of Sale and Purchase of Property between the selling entity and the Company dated September 12, 1996.

       On May 13, 1997, the Company acquired an 82,676 square foot neighborhood and community shopping center, Powers Ferry Plaza ("Powers Ferry"), in Marietta, Georgia. The acquisition was from a Georgia limited partnership, and Powers Ferry was managed by Forum Management, Inc., a partner in the selling entity. The total purchase price paid by the Company was $6,894,000, consisting of the initial purchase price of $6,800,000 and approximately $94,000 of acquisition costs. This acquisition was funded by cash of $5,644,000 (primarily borrowings under the Company's Line of Credit) and a $1,250,000 purchase-money mortgage at an annual interest rate of 9.0% maturing January 31, 1999. The acquisition was pursuant to a Closing Statement and Memorandum between the selling entity and the Company dated May 13, 1997.

       On July 1, 1997, the Company acquired a 134,132 square foot neighborhood and community shopping center, Greenwood Shopping Center ("Greenwood"), in Palm Springs, Florida. The acquisition was from a Florida limited partnership, and Greenwood was managed by RJS/Jackson Group, Inc., an unrelated party. The total purchase price paid by the Company was $13,006,000 cash, consisting of the initial purchase price of $12,950,000 and approximately $56,000 of acquisition costs. This acquisition was funded by borrowings under the Line of Credit. The acquisition was pursuant to an Agreement of Purchase and Sale of Property between the selling entity and the Company dated May 14, 1997.

       The above agreements were negotiated at arms' length between the Company and representatives of the respective sellers. The factors considered by the Company in determining the price to be paid for the respective properties included their historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and taxes of the properties and anticipated changes therein under Company ownership, prospects for financing the centers in certain cases, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly funds from operations), the ability to sustain and potentially increase its distributions to shareholders, and other factors. The Company took into consideration capitalization rates that it believes other shopping centers may have recently sold for, but determined the price it was willing to pay for each respective shopping center primarily on the factors discussed above relating to the properties themselves and their fit into the Company's post- acquisition operations. No separate independent appraisals were obtained in connection with the acquisitions.

         Information regarding the shopping centers is as follows:

                               Market Place       Powers Ferry     Greenwood
                               ------------       ------------     ---------

         Square footage        73,686             82,676           134,132
         Percent leased
           at acquisition      97%                93%              94%
         Year completed        1976               1979 & 1983      1982 & 1994
         Cost to Company       $7,069,000         $6,894,000       $13,006,000
         Principal tenants     Regal Theaters     Micro Center     Publix
                               CVS Drugs          CVS Drugs        Walgreens


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       The following financial statements, pro forma financial information and exhibits regarding the acquisitions described in Item 2 above are attached hereto and are a part of this report.

         (a) Financial Statements. Audited statements of revenues over specific operating expenses for the year ended December 31, 1996 for the following shopping centers:

                  (i)               Market Place Shopping Center
                  (ii)              Powers Ferry Plaza
                  (iii)             Greenwood Shopping Center

         (b)      Pro Forma Financial Information (unaudited).

                  (i) Pro forma combined balance sheet of the Company as of June 30, 1997.

                  (ii) Pro forma statements of earnings (assuming acquisition of the aforesaid shopping centers as of January 1, 1996) of the Company for the year ended December 31, 1996 and the six months ended June 30, 1997.

                  (iii) Estimated pro forma earnings from operations and funds from operations of the Company.


         (c)      Exhibits.
                  ---------

                  10.1 Agreement of Sale and Purchase of Property dated September 12, 1996 between Market Place Shopping Center, L.P. and the Company (exclusive of exhibits thereto), First Amendment to Agreement for the Sale and Purchase of Property dated October 15, 1996 and Second Amendment to Agreement for the Sale and Purchase of Property dated February 13, 1997.

                  10.2 Closing Statement and Memorandum dated May 13, 1997 between Powers Ferry Plaza, L.P. and the Company, (exclusive of exhibits thereto).

                  10.3 Agreement of Purchase and Sale of Property dated May 14, 1997 between Rreef MidAmerica/East-IV, Inc. and the Company (exclusive of exhibits thereto), First Amendment to Agreement for the Sale and Purchase of Property dated June 12, 1997 and Second Amendment to Agreement for the Sale and Purchase dated June 19, 1997.

                  23.1              Consent of Arthur Andersen LLP.

                  23.2              Consent of Deloitte & Touche LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           IRT PROPERTY COMPANY
                                               (Registrant)

August 6, 1997                        BY:  /s/ Mary M. Thomas
                                           ------------------
                                               Mary M. Thomas
                                               Executive Vice President and
                                               Chief Financial Officer

                                                                 ITEM 7(a)(i)













                          MARKET PLACE SHOPPING CENTER

             STATEMENTS OF REVENUES OVER SPECIFIC OPERATING EXPENSES
    FOR THE PERIOD FROM JANUARY 1, 1997 TO APRIL 15, 1997 (UNAUDITED) AND
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                         TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders of
IRT Property Company:


We have audited the accompanying statement of revenues over specific operating expenses of MARKET PLACE SHOPPING CENTER identified in Note 1 of the notes to the statement of revenues over specific operating expenses for the year ended December 31, 1996. This financial statement is the responsibility of the management of Market Place Shopping Center. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of IRT Property Company, as described in Note 2, and is not intended to be a complete presentation of Market Place Shopping Center's revenues and expenses.

In our opinion, the statement of revenues over specific operating expenses referred to above presents fairly, in all material respects, the revenues and specific operating expenses of Market Place Shopping Center for the year ended December 31, 1996 prepared pursuant to the rules and regulations of the Securities and Exchange Commission in conformity with generally accepted accounting principles.


                                                       Arthur Andersen LLP



Atlanta, Georgia
April 15, 1997

                          MARKET PLACE SHOPPING CENTER


           STATEMENTS OF REVENUES OVER SPECIFIC OPERATING EXPENSES
    FOR THE PERIOD FROM JANUARY 1, 1997 TO APRIL 15, 1997 (UNAUDITED) AND
                      FOR THE YEAR ENDED DECEMBER 31, 1996





                                                             Period From                  Year Ended
                                                         January 1, 1997 to              December 31,
                                                           April 15, 1997                    1996
                                                         ------------------              ------------
                                                             (Unaudited)
REVENUES:
    Base rent                                                  $235,097                      $817,758
    Tenant expense reimbursements and other                      51,852                       159,424
                                                               --------                      --------
                                                                286,949                       977,182
                                                               --------                      --------

SPECIFIC OPERATING EXPENSES (NOTE 2):
    Management fees                                               9,404                        32,710
    Other                                                        50,494                       162,150
                                                               --------                      --------
                                                                 59,898                       194,860
                                                               --------                      --------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES            $227,051                      $782,322
                                                               ========                      ========






         The accompanying notes are an integral part of this statement.

                          MARKET PLACE SHOPPING CENTER


             NOTES TO STATEMENTS OF CERTAIN REVENUES AND EXPENSES

      FOR THE PERIOD FROM JANUARY 1, 1997 TO APRIL 15, 1997 (UNAUDITED)

                   AND FOR THE YEAR ENDED DECEMBER 31, 1996



  1.  GENERAL

      Market Place Shopping Center ("Market Place") was owned by Market Place Shopping Center, L.P., a Georgia limited partnership. This property was managed by Capital Asset Management, Inc. Market Place is a 73,686 square foot shopping center located in Norcross, Georgia.

      On April 16, 1997, the Company acquired Market Place Shopping Center in Norcross, Georgia for $7,069,000 cash, consisting of the initial purchase price of $6,800,000, $250,000 of capital expenditures and approximately $19,000 of acquisition costs.


  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      The accompanying financial statement is not representative of the actual operations of the properties for the period presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the properties. The Company is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest on debt not assumed, depreciation and amortization, and other costs not directly related to the future operations of the properties.

      REVENUE RECOGNITION

      Expense recoveries are based on common area maintenance, property tax, and insurance expenses, as defined in the leases, and are accrued on a monthly basis. Percentage rents, based on tenants' sales volumes, are recognized as revenue when received.

      MANAGEMENT FEES

      Management fees are included in the statement of revenues over specific operating expenses to the extent the charges conform to the Company's current policy of charging 4% of base and percentage rents.

  3.  FUTURE MINIMUM RENTALS

      The property was leased to various tenants under operating leases that expire at various dates. Minimum base rentals on noncancelable operating leases for the Company as of December 31, 1996 for the next five years and thereafter are as follows:

                                  1997                        $   819,454
                                  1998                            786,935
                                  1999                            710,687
                                  2000                            668,644
                                  2001                            512,679
                                  Thereafter                    2,849,118
                                                               ----------
                                                               $6,347,517
                                                               ==========

      One tenant comprised approximately 67% of base rent revenues for the year ended December 31, 1996 and approximately 36% of future minimum rentals as of December 31, 1996.

                                                                  ITEM 7(a)(ii)








                               POWERS FERRY PLAZA

           STATEMENTS OF REVENUES OVER SPECIFIC OPERATING EXPENSES
     FOR THE PERIOD FROM JANUARY 1, 1997 TO MAY 12, 1997 (UNAUDITED) AND
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                        TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders of
IRT Property Company:


We have audited the accompanying statement of revenues over specific operating expenses of POWERS FERRY PLAZA identified in Note 1 of the notes to the statement of revenues over specific operating expenses for the year ended December 31, 1996. This financial statement is the responsibility of the management of Powers Ferry Plaza. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of IRT Property Company, as described in Note 2, and is not intended to be a complete presentation of Powers Ferry Plaza's revenues and expenses.

In our opinion, the statement of revenues over specific operating expenses referred to above presents fairly, in all material respects, the revenues and specific operating expenses of Powers Ferry Plaza for the year ended December 31, 1996 prepared pursuant to the rules and regulations of the Securities and Exchange Commission in conformity with generally accepted accounting principles.


                                                            Arthur Andersen LLP


Atlanta, Georgia
May 12, 1997

                               POWERS FERRY PLAZA


           STATEMENTS OF REVENUES OVER SPECIFIC OPERATING EXPENSES
     FOR THE PERIOD FROM JANUARY 1, 1997 TO MAY 12, 1997 (UNAUDITED) AND
                     FOR THE YEAR ENDED DECEMBER 31, 1996








                                                        Period from                Year Ended
                                                      January 1, 1997             December 31,
                                                      to May 12, 1997                1996
                                                      ---------------             ----------
                                                        (Unaudited)
REVENUES:
    Base rent                                             $263,278                  $ 733,295
    Tenant expense reimbursements and other                 68,772                    110,947
                                                          --------                  ---------
                                                           332,050                    844,242
SPECIFIC OPERATING EXPENSES (NOTE 2):                     --------                  ---------
    Management fees                                         11,429                     29,934
    Other                                                   50,007                    163,164
                                                          --------                  ---------
                                                            61,436                    193,098
                                                          --------                  ---------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES       $270,614                  $ 651,144
                                                          ========                  =========








    The accompanying notes are an integral part of this combined statement.

                               POWERS FERRY PLAZA


             NOTES TO STATEMENTS OF CERTAIN REVENUES AND EXPENSES

       FOR THE PERIOD FROM JANUARY 1, 1997 TO MAY 12, 1997 (UNAUDITED)

                   AND FOR THE YEAR ENDED DECEMBER 31, 1996



  1.  GENERAL

      Powers Ferry Plaza ("Powers Ferry") was owned by Powers Ferry Partners, L.P., a Georgia limited partnership. This property was managed by Forum Management Group. Powers Ferry is an 82,626 square foot shopping center located in Marietta, Georgia.

      On May 13, 1997, the Company acquired Powers Ferry Plaza in Marietta, Georgia for a total cost of $6,894,000, consisting of the initial purchase price of $6,800,000, and approximately $94,000 of acquisition costs. This acquisition was funded by a $1,250,000 purchase-money mortgage at an annual interest rate of 9% maturing January 31, 1999 and cash of $5,644,000.


  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      The accompanying financial statement is not representative of the actual operations of the properties for the period presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the properties. The Company is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest on debt not assumed, depreciation and amortization, and other costs not directly related to the future operations of the properties.

      REVENUE RECOGNITION

      Expense recoveries are based on common area maintenance, property tax, and insurance expenses, as defined in the leases, and are accrued on a monthly basis. Percentage rents, based on tenants' sales volumes, are recognized as revenue when received.

      MANAGEMENT FEES

      Management fees are included in the statement of revenues over specific operating expenses to the extent the charges conform to the Company's current policy of charging 4% of base and percentage rents.

  3.  FUTURE MINIMUM RENTALS

      The property was leased to various tenants under operating leases that expire at various dates. Minimum base rentals on noncancelable operating leases for the Company as of December 31, 1996 for the next five years and thereafter are as follows:

                                  1997                         $   694,901
                                  1998                             555,793
                                  1999                             258,308
                                  2000                              84,965
                                  2001                              70,293
                                  Thereafter                         9,299
                                                                ----------
                                                                $1,673,559
                                                                ==========

      One tenant comprised approximately 32% of base rent revenues for the year ended December 31, 1996 and three tenants individually comprised approximately 26%, 6%, and 11% of future minimum rentals as of December 31, 1996.

                                                                  Item 7(a)(iii)



INDEPENDENT AUDITORS' REPORT

To the Stockholders of
 RREEF MidAMERICA/EAST-IV, Inc.:

We have audited the statement of revenues and certain expenses of Greenwood Shopping Center for the year ended December 31, 1996. This financial statement is the responsibility of Greenwood Shopping Center's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of IRT Property Company as a result of the acquisition of this property). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired property are excluded, and the statement is not intended to be a complete presentation of the acquired property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Greenwood Shopping Center for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Miami, Florida
July 1, 1997

RREEF MidAMERICA/EAST-IV, INC.
GREENWOOD SHOPPING CENTER

STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1996
 ------------------------------------------------------------------------------

REVENUES:
  Rental income                                            $1,509,523
  Recoverable expenses                                        334,808
  Other income                                                  9,954
                                                           ----------

            Total revenues                                  1,854,285
                                                           ----------
CERTAIN EXPENSES:
  Property operating                                          178,079
  Real estate taxes                                           232,675
  Management fees                                              69,543
                                                           ----------
           Total certain expenses                             480,297
                                                           ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES                     $1,373,988
                                                           ==========

See notes to statement of revenues and certain expenses.

RREEF MidAMERICA/EAST-IV, INC.
GREENWOOD SHOPPING CENTER

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Greenwood Shopping Center ("Greenwood" or the "Property"), located in West Palm Beach, Florida, was acquired by IRT Property Company on July 1, 1997. The statement of revenues and certain expenses includes information related to the operations of Greenwood for the year ended December 31, 1996 as recorded by the previous owner, RREEF MidAMERICA/EAST-IV, Inc.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, income taxes, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

     Management's Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Rental Income - Rental income is recognized on a straight-line basis over the terms of the related leases.

     Property Operating Expenses - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, and other administrative expenses.

     Management Fees - For the year ended December 31, 1996, the Property was managed by RJS/Jackson Group, Inc. for a property management fee paid monthly based on an annual rate of 3% of total rental income. In addition, RREEF Management Company, an entity related through common ownership, received a property management fee paid monthly based on an annual rate of 1% of total rental income.

2.   OPERATING LEASES

     Revenues are principally obtained from tenant rentals under noncancelable operating lease agreements. The future minimum rentals under noncancelable operating lease agreements as of December 31, 1996 are as follows:

       Year Ending
       December 31                                               Amount
       -----------                                               ------
          1997                                                 $ 1,280,034
          1998                                                   1,269,115
          1999                                                   1,206,230
          2000                                                   1,150,460
          2001                                                   1,081,314
         Thereafter                                              7,021,257
                                                               -----------

         Total                                                 $13,008,410
                                                               ===========

      Two tenants accounted for approximately 27% and 17%, respectively, of the Property's total rental income for the year ended December 31, 1996.

                                   * * * * * *

                           GREENWOOD SHOPPING CENTER
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

         The unaudited Statement of Revenues and Certain Expenses of Greenwood Shopping Center should be read in conjunction with the audited Statement of Revenues and Certain Expenses included elsewhere herein. Accordingly, certain disclosures accompanying the Statement of Revenues and Certain Expenses for the year ended December 31, 1996 prepared in accordance with generally accepted accounting principles are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments, necessary for fair presentation of the Statement of Revenues and Certain Expenses have been included. The current period's results of operations are not necessarily indicative of results which ultimately may be achieved for the year.

                          {SCHEDULE ON FOLLOWING PAGE}

                          GREENWOOD SHOPPING CENTER
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                        SIX MONTHS ENDED JUNE 30, 1997
                                 (UNAUDITED)


REVENUES:
  Rental income                                              $618,958
  Recoverable expenses                                        294,271
  Other income                                                 71,121
                                                             --------

       Total revenues                                         984,350
                                                             --------
CERTAIN EXPENSES
  Property operating                                           87,267
  Real estate taxes                                           115,381
  Management fee                                               28,164
                                                             --------

       Total certain expenses                                 230,812
                                                             --------


REVENUES IN EXCESS OF CERTAIN EXPENSES                       $753,538
                                                             ========

                                                                Item 7 (b)(i)


                              IRT Property Company
                        Pro Forma Combined Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

         The following unaudited pro forma combined balance sheet sets forth, on a pro forma basis, the effect of the acquisition by IRT Property Company (the "Company") of the shopping centers, (the "Centers") as if the transactions had been consummated on June 30, 1997.

         This pro forma balance sheet should be read in conjunction with its notes together with the financial statements of the Company included in its 1996 Annual Report to Shareholders and its Report on Form 10-Q for the six-month period ended June 30, 1997.




                          [SCHEDULE ON FOLLOWING PAGE]

                                                                       Pro Forma
                                                                       Adjustments          IRT Property
                                                IRT PROPERTY             Increase         Company Pro Forma
                                                  COMPANY               (Decrease)            Combined
                                                ------------         --------------        -------------

ASSETS
  Real estate investments:
    Rental properties                           $495,051,380         $26,968,537  (a)      $522,019,917
    Less-Accumulated depreciation                (62,463,715)                               (62,463,715)
                                                ------------         -----------           ------------

                                                 432,587,665          26,968,537            459,556,202
                                                ------------         -----------           ------------

    Net investment in direct
      financing leases                             4,770,180                                  4,770,180
    Investment in joint venture                      355,832                                    355,832
    Mortgage loans, net                           13,125,505                                 13,125,505
                                                ------------         -----------           ------------

      Net real estate investments                450,839,182          26,968,537            477,807,719

  Cash & cash equivalents                          1,620,194                                  1,620,194
  Interest receivable                                525,473                                    525,473
  Prepaid expenses and other assets                6,757,646              55,000  (b)         6,812,646
                                                ------------         -----------           ------------

                                                $459,742,495         $27,023,537           $486,766,032
                                                ============         ===========           ============

LIABILITIES AND SHAREHOLDERS' EQUITY
  Liabilities:
    Mortgage notes payable                      $ 87,414,024         $ 1,250,000  (c)      $ 88,664,024
    7.3% convertible subordinated
     debentures due August 15, 2003               29,971,000                                 29,971,000
    7.45% senior notes due April 1,
      2001                                        49,937,450                                 49,937,450
    Indebtedness to banks                         26,700,000          25,492,917  (d)        52,192,917
    Accrued interest on debentures                   826,534                                    826,534
    Accrued interest on senior notes                 931,250                                    931,250
    Accrued expenses and other
      liabilities                                  7,180,666             280,620  (b)         7,461,286
    Deferred income taxes                          1,055,000                                  1,055,000
                                                ------------         -----------           ------------

        Total liabilities                        204,015,924          27,023,537            231,039,461
                                                ------------         -----------           ------------

  Shareholders' Equity:
    Common Stock                                  32,075,298                                 32,075,298
    Preferred stock                                  -                                           -
    Additional paid-in capital                   260,659,708                                260,659,708
    Cumulative distributions in
      excess of net earnings                     (37,008,435)                               (37,008,435)
                                                ------------         -----------           ------------

        Total shareholders' equity               255,726,571              -                 255,726,571
                                                ------------         -----------           ------------

                                                $459,742,495         $27,023,537           $486,766,032
                                                ============         ===========           ============

                             IRT PROPERTY COMPANY
                  NOTES TO PRO FORMA COMBINED BALANCE SHEET
                                June 30, 1997
                                 (Unaudited)



(a)      Additions to Rental Properties

         The increase in real estate investments is based on the initial purchase price plus the costs of acquisition for the following shopping centers.

         Shopping                     Purchase                 Costs of                      Total
          Center                       Price                  Acquisition              Cost to Company
         -----------                -----------               -----------              ---------------
         Market Place               $ 7,050,000               $ 18,731                   $ 7,068,731
         Powers Ferry                 6,800,000                 93,602                     6,893,602
         Greenwood                   12,950,000                 56,204                    13,006,204
                                    -----------               --------                   -----------

                                    $26,800,000               $168,537                   $26,968,537
                                    ===========               ========                   ===========


(b)      Changes in Other Assets and Other Liabilities

         The increase in prepaid expenses and other assets and in accrued expenses and other liabilities reflect the normal prorations from the sellers, including such items as tenant security deposits, prepaid rents and receivables and real estate taxes payable paid to the Company at closing.

(c)      Additions to Mortgage Notes Payable

         The increase in mortgage notes payable is due to the financing of a portion of the purchase price of Powers Ferry in the form of a $1,250,000 purchase-money mortgage bearing interest at 9.00%, with principal and accrued interest due January 31, 1998 and 1999.

(d)      Additions to Indebtedness to Banks

         The increase in indebtedness to banks is due to borrowings under the Line of Credit to fund the Total Cost to Company, net of the purchase-money mortgage on Powers Ferry and normal prorations, calculated as follows:

                  Total Cost to Company                     $26,968,537
                  Purchase-money Mortgage                    (1,250,000)
                  Prorations, net                              (225,620)
                                                            -----------

                           Total borrowings                 $25,492,917
                                                            ===========

                                                                Item 7 (b)(ii)





                              IRT PROPERTY COMPANY
                        PRO FORMA STATEMENTS OF EARNINGS
                                   (Unaudited)


         The following unaudited pro forma statements of earnings for the year ended December 31, 1996 and the six-month period ended June 30, 1997 have been prepared by combining the consolidated statements of earnings of IRT Property Company (the "Company") with the statements of operations, as adjusted, of the Shopping Centers for the periods indicated.

         The pro forma combined statements presented below assume that the purchases of the Shopping Centers had been consummated as of January 1, 1996.

         The pro forma combined statements of earnings do not necessarily reflect operations as they would have been if IRT had owned the Shopping Centers during such periods and should not be deemed to be necessarily indicative of the future results of the Company after the purchases.

         The pro forma combined statements of earnings should be read in conjunction with their notes, together with the statements of revenues over specific operating expenses of the shopping centers for the year ended December 31, 1996, included as exhibits herein, and the financial statements of the Company included in its 1996 Annual Report to Shareholders and its Report on Form 10-Q for the six-month period ended June 30, 1997.


                          [Schedule on Following Page]

                                                                                                                      IRT Property
                                                             Operations   Operations                 Pro Forma        Company
                                            IRT Property     of           of           Operations    Adjustments      Pro
                                            Property         Market       Powers       of            Increase         Forma
                                            Company          Place        Ferry        Greenwood     (Decrease)       Combined
                                            -------------    ----------   ----------   ---------     -----------      -----------

Year Ended December 31, 1996
----------------------------

REVENUES
  Income from rental properties             $57,925,659      $977,182     $844,242     $1,854,285                     $61,601,368
  Interest                                    1,388,733                                                                 1,388,733
  Interest on direct financing leases           919,030                                                                   919,030
                                            -----------      --------     --------     ----------     -----------     -----------

                                             60,233,422       977,182      844,242      1,854,285            -         63,909,131

EXPENSES
  Operating expenses of rental properties    12,113,108       194,860      193,098        480,297                      12,981,363
  Interest on mortgages                       7,750,389                                                   112,500 (a)   7,862,889
  Interest on debentures                      6,198,065                                                                 6,198,065
  Interest on senior notes                    2,798,433                                                                 2,798,433
  Interest on indebtedness to banks           1,003,331                                                 1,730,969 (b)   2,734,300
  Depreciation                               10,310,344                                                   432,479 (c)  10,742,823
  Amortization of debt costs                    595,604                                                      -    (d)     595,604
  General & administrative                    3,862,036                                                                 3,862,036
                                            -----------      --------     --------     ----------     -----------     -----------

                                             44,631,310       194,860      193,098        480,297       2,275,948      47,775,513
                                            -----------      --------     --------     ----------     -----------     -----------

    Earnings from operations                $15,602,112      $782,322     $651,144     $1,373,988     $(2,275,948)    $16,133,618
                                            ===========      ========     ========     ==========     ===========     ===========

  Per share earnings from operations        $      0.61                                                               $      0.63
                                            ===========                                                               ===========

  Average shares outstanding                 25,749,860                                                                25,749,860
                                            ===========                                                               ===========

Six Months Ended June 30, 1997
------------------------------

REVENUES
  Income from rental properties             $31,541,382      $286,949     $332,050     $  984,350                     $33,144,731
  Interest                                      722,544                                                                   722,544
  Interest on direct financing leases           312,126                                                                   312,126
                                            -----------      --------     --------     ----------     -----------     -----------

                                             32,576,052       286,949      332,050        984,350           -          34,179,401
                                            -----------      --------     --------     ----------     -----------     -----------

EXPENSES
  Operating expenses of rental properties     6,516,878        59,898       61,436        230,812                       6,869,024
  Interest on mortgages                       3,642,333                                                    41,250 (a)   3,683,583
  Interest on debentures                      1,272,942                                                                 1,272,942
  Interest on senior notes                    1,870,840                                                                 1,870,840
  Interest on indebtedness to banks             571,275                                                   724,147 (b)   1,295,422
  Depreciation                                5,581,827                                                   181,096 (c)   5,762,923
  Amortization of debt costs                    203,661                                                      -    (d)     203,661
  General & administrative                    1,799,308                                                                 1,799,308
                                            -----------      --------     --------     ----------     -----------     -----------

                                             21,459,064        59,898       61,436        230,812         946,493      22,757,703
                                            -----------      --------     --------     ----------     -----------     -----------

    Earnings from operations                $11,116,988      $227,051     $270,614     $  753,538     $  (946,493)    $11,421,698
                                            ===========      ========     ========     ==========     ===========     ===========

  Per share earnings from operations        $      0.35                                                               $      0.36
                                            ===========                                                               ===========

  Average shares outstanding                 31,515,722                                                                31,515,722
                                            ===========                                                               ===========

                              IRT PROPERTY COMPANY
               NOTES TO PRO FORMA COMBINED STATEMENTS OF EARNINGS
                                   (Unaudited)



Adjustments assuming that the acquisitions of the Shopping Centers occurred at the beginning of the period, with the acquisitions funded through borrowings under the Company's Line of Credit and the purchase-money mortgage:

(a) Increase in interest expense on mortgage notes payable based on the $1,250,000 purchase-money mortgage bearing interest at 9.00% for the year ended December 31, 1996 and the period from January 1, 1997 to May 12, 1997, the date of acquisition of Powers Ferry.

(b) Increase in interest expense on bank indebtedness based on estimated borrowings under the Line of Credit for the year ended December 31, 1996 of $25,492,917 at an effective interest rate of 7.04% and incremental interest expense for the period January 1, 1997 to the date of acquisition of each property at an effective interest rate of 7.25%, partially offset by lower commitment fees. Interest expense is calculated as follows:

                                                                                           Interest
                                                                                           --------
            Year ended December 31, 1996
            ----------------------------
                  Borrowings           $25,492,917
                  Rate -
                     Interest                 7.04%                                       $1,794,701
                     Unused committment fee  .0025%                                          (63,732)
                                                                                          ----------

                  Total Interest, net                                                     $1,730,969

            Six months ended June 30, 1997
            ------------------------------
                  Borrowings -
                     Market Place      $ 7,021,130                                        $  146,434
                     Powers Ferry        5,601,594                                           146,869
                     Greenwood          12,870,193                                           462,710
                                       -----------                                        ----------
                                       $25,492,917
                                       ===========
                  Rate -
                     Interest                 7.25%                                          756,013
                     Unused committment fee  .0025%                                          (31,866)
                                                                                          ----------

                  Total Interest, net                                                     $  724,147


(c) Increase in depreciation expense for the additional operating centers in 1996 and for the period January 1, 1997 to the date of acquisition of each property. Depreciation is calculated on the portion of the Total Cost to Company allocated to buildings using a 40-year life. The cost allocation is as follows:

                  Land                              $ 9,669,378
                  Building                           17,299,159
                                                    -----------

                  Total Cost to Company             $26,968,537
                                                    ===========


(d) The operating expenses of rental properties for the Centers includes management fees of $132,187 for the year ended December 31, 1996 and $48,997 for the period January 1, 1997 to the date of acquisition of each property. It is assumed that these fees would offset any increase in general and administrative expenses required by an increase in personnel and associated costs to service the acquired shopping centers.

                                                                Item 7 (b)(iii)


                              IRT Property Company
                  Estimated Pro Forma Earnings from Operations
                    and Funds from Operations of the Company
                                   (Unaudited)


         The following presents the estimated pro forma combined earnings from operations and funds from operations of the Company for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively, assuming that the purchase of the Centers had been consummated as of January 1, 1996. Earnings from operations is not taxable to the Registrant because it qualifies as a real estate investment trust under the Internal Revenue Code. The Company defines funds from operations, consistent with the NAREIT definition, as net earnings before gains (losses) on real estate investments and extraordinary items plus depreciation and amortization of capitalized leasing costs. Interest on debentures and amortization of convertible debenture costs is added to funds from operations when assumed conversion of the debentures is dilutive. Conversion of the debentures is dilutive and therefore assumed for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively. Management believes funds from operations should be considered along with, but not as an alternative to, net income as defined by generally accepted accounting principles as a measure of the Company's operating performance. Funds from operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. These estimated pro forma results do not purport to present expected results of operations for these properties in the future and were prepared on the basis described in the notes to the pro forma financial statements which should be read in conjunction herewith.

                                                                                              Pro Forma           IRT Property
                                                                                             Adjustments            Company
                                                IRT Property           Operations of          Increase             Pro Forma
                                                  Company                the Centers          (Decrease)            Combined
                                                ------------           -------------         -----------          ------------
                                                  (Audited)               (Audited)          (Unaudited)           (Unaudited)
Year ended December 31, 1996
----------------------------

Earnings from operations                         $15,602,112             $2,807,454           $(2,275,948)         $16,133,618
Depreciation                                      10,310,344                                      432,479           10,742,823
Amortization of capitalized leasing fees             249,292                                                           249,292
Amortization of capitalized leasing income           227,039                                                           227,039
                                                 -----------             ----------           -----------          -----------

Funds from operations                             26,388,787              2,807,454            (1,843,469)          27,352,772

Interest on debentures                             6,198,065                                                         6,198,065
Amortization of convertible debentures costs         365,760                                                           365,760
                                                 -----------             ----------           -----------          -----------

Fully diluted funds from operations              $32,952,612             $2,807,454           $(1,843,469)         $33,916,597
                                                 ===========             ==========           ===========          ===========

Six months ended June 30, 1997
------------------------------

Earnings from operations                         $11,116,988             $1,251,203           $  (946,493)         $11,421,698
Depreciation                                       5,581,827                                      181,096            5,762,923
Amortization of capitalized leasing fees             123,890                                                           123,890
Amortization of capitalized leasing income            55,879                                                            55,879
                                                 -----------             ----------           -----------          -----------

Funds from operations                             16,878,584              1,251,203              (765,397)          17,364,390

Interest on debentures                             1,272,942                                                         1,272,942
Amortization of convertible debentures costs          75,774                                                            75,774
                                                 -----------             ----------           -----------          -----------

Fully diluted funds from operations              $18,227,300             $1,251,203           $  (765,397)         $18,713,106
                                                 ===========             ==========           ===========          ===========


                                        2